SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported):

                           January 9, 1998


                           TECO ENERGY, INC.
        (Exact name of registrant as specified in its charter)




          FLORIDA                       1-8180              59-2052286
(State or other jurisdiction       (Commission file      (IRS Employer
     of incorporation)                 Number)          Identification
                                                               No.)


     702 North Franklin Street, Tampa Florida                 33602
     (Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code: (813) 228-4111



















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Item 5.   Other Events

     See  the  Press  Release  dated  January  14, 1998, filed as
Exhibit 99.1 and incorporated herein by reference, announcing an agreement to sell the offshore Gulf of Mexico assets of the registrant's wholly owned subsidiary, TECO Oil & Gas, Inc.



Item 7.   Financial Statements and Exhibits

(C)  Exhibits

     99.1 Press Release dated January 14, 1998.






































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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    January 16, 1998         TECO Energy, Inc.



                                   By:/s/ J. B. Ramil
                                          J. B. Ramil
                                     Vice President-Finance,
                                   and Chief Financial Officer
                                 (Principal Financial Officer)
































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                        INDEX TO EXHIBITS

Exhibit No.    Description of Exhibits                 Page No.


     99.1      Press Release dated January 14, 1998         5















































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